Exhibit 32
STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of the Federal Home Loan Bank of New York, (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Federal Home Loan Bank of New York certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Federal Home Loan Bank of New York.

November 14, 2005	By /s/ Alfred DelliBovi

Alfred DelliBovi
President and Chief Executive Officer

November 14, 2005	By /s/ Patrick A. Morgan

Patrick A. Morgan
Senior Vice President and Chief Financial Officer

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